                              EXHIBIT NUMBER 13(1)

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                WITH RESPECT TO THE ANNUAL REPORT ON FORM 20-F/A
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                          OF CHINA ENTERPRISES LIMITED

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of China Enterprises Limited, a Bermuda company (the "Company"), does hereby certify, to the best of such officer's knowledge, that:

      (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 12, 2005

                                                      /s/ Dr. Yap, Allan
                                                      ------------------
                                                       DR. YAP, ALLAN
                                                   Chief Executive Officer

      The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 20-F/A or as a separate disclosure document of the Company or the certifying officer.